UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2006
LAMAR ADVERTISING COMPANY
LAMAR MEDIA CORP.
(Exact name of registrants as specified in their charters)

Delaware Delaware	0-30242 1-12407	72-1449411 72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)
5551 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225) 926-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Amendment to Credit Agreement
Lamar Media Corp. (“Lamar Media”), the Initial Subsidiary Borrower a party thereto, the Subsidiary Guarantors a party thereto, Lamar Adverting Company and JPMorgan Chase Bank, N.A., as administrative agent for the lenders parties thereto, entered into Amendment No. 2 dated as of December 11, 2006 to the Credit Agreement dated as of September 30, 2005, as previously amended by Amendment No. 1 dated as of October 5, 2006 (“Amendment No. 2 to the Credit Agreement”). Amendment No. 2 amends the Credit Agreement to permit incremental loans to be borrowed by non-U.S. subsidiaries of Lamar Media up to an aggregate of $70,000,000. This borrowing capacity is in addition to the incremental loans previously made to Lamar Media and the Initial Subsidiary Borrower and the existing $500,000,000 incremental loan facility.
Amendment to Indenture for the 6 5/8 % Senior Subordinated Notes due 2015
Lamar Media, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee, entered into a First Supplemental Indenture dated as of December 11, 2006 to the Indenture dated as of August 16, 2005 (the “First Supplemental Indenture”) pursuant to which $400,000,000 aggregate principal amount of 6 5/8 % Senior Subordinated Notes due 2015 were issued. The First Supplemental Indenture allows restricted subsidiaries that are organized under the laws of a foreign jurisdiction to incur or guarantee indebtedness in an aggregate amount not to exceed $50,000,000.
The foregoing descriptions are qualified in their entirety by reference to Amendment No.2 to the Credit Agreement and the First Supplemental Indenture filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated into this item by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description

99.1	Amendment No. 2 dated as of December 11, 2006 to the Credit Agreement dated as of September 30, 2005 between Lamar Media Corp., the Subsidiary Borrower named therein, the Subsidiary Guarantors named therein and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.2	First Supplemental Indenture dated as of December 11, 2006, among Lamar Media Corp., the Guarantors named therein and The Bank of New York Trust Company, N.A., as Trustee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 13, 2006	LAMAR ADVERTISING COMPANY
	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

LAMAR MEDIA CORP.
By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Amendment No. 2 dated as of December 11, 2006 to the Credit Agreement dated as of September 30, 2005 between Lamar Media Corp., the Subsidiary Borrower named therein, the Subsidiary Guarantors named therein and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.2	First Supplemental Indenture dated as of December 11, 2006, among Lamar Media Corp., the Guarantors named therein and The Bank of New York Trust Company, N.A., as Trustee.